UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): January 24, 2020

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 24, 2020, Wheeler REIT, L.P., a Virginia limited partnership (the “Operating Partnership”), of which Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), is the sole general partner, entered into a Second Amendment (the “Second Amendment”), to the Amended and Restated Credit Agreement, dated December 21, 2017 (the “Loan Agreement”) with KeyBank National Association (“KeyBank”). The Second Amendment includes the following provisions and/or amendments:

i) no further Loans (as defined in the Loan Agreement) will be advanced or Letters of Credit issued (as defined in the Loan Agreement) under the Loan Agreement and all principal payments made shall simultaneously reduce the commitments under the Loan Agreement on a pro rata basis by the amount of such principal payment;

ii) commencing on November 1, 2019, the monthly principal payments shall increase from Two Hundred Fifty Thousand Dollars ($250,000) to Three Hundred Fifty Thousand Dollars ($350,000) until the Loans (as defined under the Loan Agreement) are repaid in full;

iii) the Company shall pay to KeyBank, to be applied in reduction of the outstanding Loan Exposure (as defined in the Loan Agreement), the net proceeds of all capital events by the Operating Partnership, the Company or any of their Subsidiaries (as defined in the Loan Agreement) including, without limitation, all asset sales, refinancings and financings (secured, unsecured or otherwise), recapitalizations, equity issuances and other similar capital transactions (in each instance to the extent permitted under the Credit Agreement) consummated by the Company, the Operating Partnership or any Subsidiary thereof, with such which net proceeds being defined as the gross proceeds of such transaction less payment of all usual and customary closing costs incurred in closing such transactions and the repayment of any Indebtedness (as defined in the Loan Agreement) (if any) securing the subject asset(s) and, as to recapitalizations and equity issuances, after redemption or retirement of any Equity Interests (as defined in the Loan Agreement) being simultaneously redeemed or retired All such payments shall be due within one (1) business day of receipt of such proceeds by the Company, the Operating Partnership or any of their Subsidiaries;

iv) on or before January 31, 2020, the outstanding principal balance of the Loan Agreement shall be reduced to an amount no greater than Ten Million Dollars ($10,000,000);

v) on or before April 30, 2020, the outstanding principal balance of the Loan Agreement shall be reduced to an amount no greater than Two Million Dollars ($2,000,000);

vi) on or before June 30, 2020, the outstanding principal balance of the Loan Agreement shall be reduced to an amount no greater than Zero Dollars ($0);

vii) the definition of Applicable Margin (as defined in the Loan Agreement) is amended in its entirety and restated as a rate equal to (a) 3.50% for LIBOR Rate Loans, and (b) 2.50% for Base Rate Loans;

viii) the definition of Indebtedness (as defined in the Loan Agreement) is amended by amending and restating clause (j) in its entirety as follows:

(j) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person that matures or is due or redeemable on a date that is less than five (5) years after the Maturity Date, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, but excluding any such obligations that may be satisfied by the issuance of common stock and excluding all shares of the REIT’s Series D Preferred Stock, no par value share (“Series D Stock”) with a redemption date no earlier than the redemption date of the Series D Stock as of the Second Amendment Effective Date;
ix) the definition of Revolving Credit Maturity (as defined in the Loan Agreement) is amended in its entirety and restated as June 30, 2020, or such earlier date on which the Revolving Credit Loans shall become due and payable pursuant to terms hereof;

x) the definition of Second Amendment Effective Date (as defined in the Loan Agreement) is restated as December 21, 2019;

xi) Section 3.6 of the Loan Agreement is deleted in its entirety and replaced by the phrase "[Intentionally Omitted]";

xii) the Company will grant additional collateral pursuant to the terms of the Equity Interests Pledge and Security Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference;

xiii) Section 9.4 of the Loan Agreement is deleted in its entirety and replaced with the following:

9.4 Minimum Consolidated Tangible Net Worth. The Consolidated Tangible Net Worth of the REIT and its respective Subsidiaries shall not be less than $199,984,257 plus eighty-five percent (85%) of the aggregate proceeds received by the REIT or the Borrower (net of reasonable related fees and expenses) in connection with any offering of stock or other Equity Interests after the Effective Date.

xiv) Section 9.5 of the Loan Agreement is deleted in its entirety and replaced with the following:

9.5 Liquidity. The unrestricted cash and Cash Equivalents of the Company must equal at least Two Million Five Hundred Thousand Dollars ($2,500,000) at all times hereafter; and
xv) Section 9.7 of the Loan Agreement is deleted in its entirety and replaced by the phrase "[Intentionally Omitted]".

The foregoing description of the terms of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

10.1	Second Amendment to Amended and Restated Credit Agreement.
10.2	Equity Interests Pledge and Security Agreement.

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Second Amendment to Amended and Restated Credit Agreement.
10.2	Equity Interests Pledge and Security Agreement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: January 28, 2020